================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 29, 2004

                                   ----------

                                   ANSYS. INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                       0-20853                 04-3219960
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

  275 Technology Drive, Canonsburg, PA                              15317
(Address of Principal Executive Offices)                          (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (724) 746-3304

================================================================================

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)

              Exhibits

              Exhibit
              Number        Description
              ------        -----------
              99.1          Press Release of the Registrant dated July 29, 2004

Item 9. Regulation FD Disclosure

      The Information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K.

      The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On July 29, 2004, ANSYS, Inc. issued an earnings release announcing its financial results for the second quarter ended June 30, 2004. A copy of the earnings release is attached as Exhibit 99.1

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                            ANSYS, INC.
                                                           (Registrant)

Date: July 29, 2004                              By: /s/ MARIA T. SHIELDS
                                                     ---------------------------
                                                     Maria T. Shields - Chief
                                                     Financial Officer, VP of
                                                     Finance and Administration
                                                     (Ms. Shields is the
                                                     Principal Financial and
                                                     Accounting Officer and
                                                     has been duly authorized
                                                     to sign on behalf of the
                                                     Registrant)